Exhibit 10.3

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of September 8, 2014 (this “Amendment”), by and among National Mentor Holdings, Inc., a Delaware corporation (the “Borrower”), each of the other Loan Parties, Barclays Bank PLC, as Administrative Agent (“Administrative Agent”) under the Credit Agreement (as defined below) and the Lenders party hereto.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of January 31, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, NMH Holdings, LLC, the Administrative Agent and each Lender from time to time party thereto, and the other parties thereto (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement as set forth herein, and subject to the terms and conditions hereof, the Lenders and the Administrative Agent are willing to do so

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.	Amendments to Credit Agreement. Section 6.1 is hereby amended by adding the following paragraph at the end thereof:

“Notwithstanding anything to the contrary contained in this Section 6.1, the Borrower may satisfy its obligations under this Section 6.1 with respect to financial information relating to the Borrower and its Subsidiaries by furnishing financial information relating to Civitas Solutions, Inc. and its Subsidiaries, including the Civitas Solutions, Inc. Form 10-K or 10-Q, as applicable, filed with the SEC; provided that, in the event that there are material differences between the information relating to Civitas Solutions, Inc., on the one hand, and the information relating to the Borrower and its Restricted Subsidiaries on a standalone basis, on the other hand, the Borrower shall provide information that explains such material differences in reasonable detail.”

2.	Conditions to Effectiveness. This Amendment shall become effective on the date that the following conditions shall have been satisfied:

(a) this Amendment shall have been executed and delivered by the Borrower, the Loan Parties, the Administrative Agent and the Required Lenders; and

(b) all invoiced expenses of the Administrative Agent relating hereto (including those of counsel to the Administrative Agent), shall have in each case been paid.

3.

Representations and Warranties. By its execution of this Amendment, the Borrower hereby certifies that the execution, delivery and performance by the Borrower and each other Loan Party of this Amendment, and each other Loan Document executed or to be executed by it in connection with this Amendment are within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate, limited liability company, or other organizational action on the part of such Loan Party. This Amendment has been duly executed and delivered by each Loan Party and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms and the terms of the Credit Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.	Acknowledgments. Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations of Borrower under the Security Documents and its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents.

5.	Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

6.	GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. SECTIONS 10.12 AND 10.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO.

7.	Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

8.	Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic transmission (including by .PDF) shall be effective as delivery of a manually executed counterpart of this Amendment.

9.	Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

BARCLAYS BANK PLC,
as Administrative Agent

By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

[Amendment No. 1]

NATIONAL MENTOR HOLDINGS, INC., as Borrower

By:	/s/ Denis M. Holler
Name:	Denis M. Holler
Title:	Chief Financial Officer and Treasurer

NMH HOLDINGS, LLC, as Holdings

By: Civitas Solutions, Inc., its sole member

By:	/s/ Denis M. Holler
Name:	Denis M. Holler
Title:	Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS:

ADULT DAY HEALTH, INC.
CALIFORNIA MENTOR FAMILY HOME AGENCY, LLC
CORNERSTONE LIVING SKILLS, INC.
FAMILY ADVOCACY SERVICES, LLC
FIRST STEP INDEPENDENT LIVING PROGRAM, INC.
HORRIGAN COLE ENTERPRISES, INC.
ILLINOIS MENTOR, INC.
ILLINOIS MENTOR COMMUNITY SERVICES, INC.
INSTITUTE FOR FAMILY CENTERED SERVICES, INC.
LOYD’S LIBERTY HOMES, INC.
MASSACHUSETTS MENTOR, LLC
MENTOR MANAGEMENT, INC.
MENTOR MARYLAND, INC.
NATIONAL MENTOR HEALTHCARE, LLC
NATIONAL MENTOR HOLDINGS, LLC
NATIONAL MENTOR SERVICES HOLDINGS, LLC
NATIONAL MENTOR SERVICES, LLC
NATIONAL MENTOR, LLC
OHIO MENTOR, INC.
REM ARROWHEAD, INC.
REM CENTRAL LAKES, INC.
REM COMMUNITY OPTIONS, LLC
REM CONNECTICUT COMMUNITY SERVICES, INC.
REM DEVELOPMENTAL SERVICES, INC.

[Amendment No. 1]

REM EAST, LLC
REM HEARTLAND, INC.
REM HENNEPIN, INC.
REM INDIANA COMMUNITY SERVICES, INC.
REM INDIANA COMMUNITY SERVICES II, INC.
REM INDIANA, INC.
REM IOWA COMMUNITY SERVICES, INC.
REM IOWA, INC.
REM MANAGEMENT, INC.
REM MARYLAND, INC.
REM MINNESOTA COMMUNITY SERVICES, INC.
REM MINNESOTA, INC.
REM NEVADA, INC.
REM NEW JERSEY, INC.
REM NORTH DAKOTA, INC.
REM NORTH STAR, INC.
REM OCCAZIO, INC.
REM OHIO, INC.
REM OHIO WAIVERED SERVICES, INC.
REM RAMSEY, INC.
REM RIVER BLUFFS, INC.
REM SOUTH CENTRAL SERVICES, INC.
REM SOUTHWEST SERVICES, INC.
REM WEST VIRGINIA, LLC
REM WISCONSIN, INC.
RFM WISCONSIN II, INC.
REM WISCONSIN III, INC.
REM WOODVALE, INC.
SOUTH CAROLINA MENTOR, INC.
TRANSITIONAL SERVICES, LLC
UNLIMITED QUEST, INC.

By:	/s/ Denis M. Holler
Name:	Denis M. Holler
Title:	Chief Financial Officer and Treasurer

[Amendment No. 1]

CAREMERIDIAN, LLC
CENTER FOR COMPREHENSIVE SERVICES, INC.
MENTOR ABI, LLC
PROGRESSIVE LIVING UNITS SYSTEMS-NEW JERSEY, INC.

By:	/s/ Denis M. Holler
Name:	Denis M. Holler
Title:	Treasurer

[Amendment No. 1]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

[Amendment No. 1]

Lord Abbett Investment Trust – Lord Abbett Floating Rate Fund as a Lender

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Porfolio Manager

[Amendment No. 1]

Lord Abbett Bank Loan Trust, as a Lender

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager

[Amendment No. 1]

National Electric Benefit Fund, as a Lender

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager

[Amendment No. 1]

TICP CLO I, Ltd. as a Lender

By:	/s/ Jennifer Mello
	Name:	Jennifer Mello
	Title:	Vice President of its collateral manager

[Amendment No. 1]

Franklin Investors Securities Trust - Franklin Floating Rate Daily Access Fund, as a Lender

By:	/s/ MADELINE LAM
	Name:	MADELINE LAM
	Title:	VICE PRESIDENT

[Amendment No. 1]

Franklin Floating Rate Master Trust – Franklin Floating Rate Master Series, as a Lender

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Asst. Vice President

[Amendment No. 1]

Franklin Templeton Series II Funds – Franklin Floating Rate II Fund, as a Lender

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Asst. Vice President

[Amendment No. 1]

Franklin Templeton Limited Duration Income Trust, as a Lender

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Asst. Vice President

[Amendment No. 1]

JEFFERIES FINANCE LLC, as a Lender

By:	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

[Amendment No. 1]

JFIN REVOLVER CLO LTD, as a Lender

By: JEFFERIES FINANCE LLC, As Portfolio Manager

By:	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

[Amendment No. 1]

THL Credit Wind River 2014-1 CLO Ltd.

as a Lender

By THL Credit Advisors LLC, as Interim Investment Manager

By:	/s/ Kathleen Zarn
	Name:	Kathleen Zarn
	Title:	Managing Director

[Amendment No. 1]

THL CREDIT WIND RIVER 2013-1 CLO LTD.

as a Lender

By: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ Kathleen Zarn
	Name:	Kathleen Zarn
	Title:	Managing Director

[Amendment No. 1]

THL Credit Wind River 2012-1 CLO Ltd.

as a Lender

By: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ Kathleen Zarn
	Name:	Kathleen Zarn
	Title:	Managing Director

[Amendment No. 1]

General Electric Pension Trust

as a Lender

By: Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

[Amendment No. 1]

San Francisco City and County Employees’ Retirement System

as a Lender

By: Sankaty Advisors, LLC, as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

[Amendment No. 1]

AVAW Loans Sankaty z.H. Internationale Kapitalan-lagegesellschaft mbH as a Lender

By: Sankaty Advisors, LLC as Fund Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

[Amendment No. 1]

Avery Point II CLO, Limited

as a Lender

By: Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

[Amendment No. 1]

Avery Point IV CLO, Limited

as a Lender

By: Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

[Amendment No. 1]

Avery Point V CLO, Limited

as a Lender

By: Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Document Control Team

[Amendment No. 1]

Race Point V CLO, Limited

as a Lender

By: Sankaty Advisors LLC, as Portfolio Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

[Amendment No. 1]

Race Point VI CLO, Limited

as a Lender

By: Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

[Amendment No. 1]

Race Point VII CLO, Limited

as a Lender

By: Sankaty Advisors, LLC as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

[Amendment No. 1]

Race Point VIII CLO, Limited

as a Lender

By: Sankaty Advisors, LLC as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

[Amendment No. 1]

Sankaty Senior Loan Fund Public Limited Company

as a Lender

By: Sankaty Advisors, LLC, as Investment Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

[Amendment No. 1]

Sankaty Senior Loan Fund, L.P.

as a Lender

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

[Amendment No. 1]

Suzuka INKA

as a Lender

By: Sankaty Advisors, LLC, as Fund Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

[Amendment No. 1]

NewMark Capital Funding 2013-1 CLO Ltd.

as a Lender

By: NewMark Capital LLC, its Collateral Manager

By:	/s/ Mark Gold
	Name:	Mark Gold
	Title:	CEO

[Amendment No. 1]

NewMark Capital Funding 2014-2 CLO LLC

as a Lender

By: NewMark Capital LLC, its Collateral Manager

By:	/s/ Mark Gold
	Name:	Mark Gold
	Title:	CEO

[Amendment No. 1]

SSOMF Loan Funding LLC

as a Lender

By: Citibank, N.A.,

By:	/s/ Tina Tran
	Name:	Tina Tran
	Title:	Director

[Amendment No. 1]

SSD LOAN FUNDING LLC

as a Lender

By: Citibank, N.A.,

By:	/s/ Tina Tran
	Name:	Tina Tran
	Title:	Director

[Amendment No. 1]

Employees’ Retirement System of the City of Baltimore

as a Lender

By:	/s/ David Benevides
	Name:	David Benevides
	Title:	Manager

[Amendment No. 1]

JHF II Diversified Strategies Fund

as a Lender

By:	/s/ David Benevides
	Name:	David Benevides
	Title:	Manager

[Amendment No. 1]

JHF II Strategic Income Opportunities Fund

as a Lender

By:	/s/ David Benevides
	Name:	David Benevides
	Title:	Manager

[Amendment No. 1]

John Hancock Income Fund (F/K/A John Hancock Strategic Income Fund)

as a Lender

By:	/s/ David Benevides
	Name:	David Benevides
	Title:	Manager

[Amendment No. 1]

John Hancock Variable Insurance Trust Strategic Income Opportunities Trust

as a Lender

By:	/s/ David Benevides
	Name:	David Benevides
	Title:	Manager

[Amendment No. 1]

Kentucky Retirement Systems Insurance

as a Lender

By:	/s/ David Benevides
	Name:	David Benevides
	Title:	Manager

[Amendment No. 1]

Kentucky Retirement Systems Pension

as a Lender

By:	/s/ David Benevides
	Name:	David Benevides
	Title:	Manager

[Amendment No. 1]

Manulife Asset Management Strategic Income Pooled Fund

as a Lender

By:	/s/ David Benevides
	Name:	David Benevides
	Title:	Manager

[Amendment No. 1]

Manulife Floating Rate Income Fund

as a Lender

By:	/s/ David Benevides
	Name:	David Benevides
	Title:	Manager

[Amendment No. 1]

Manulife Global Fixed Income Private Trust

as a Lender

By:	/s/ David Benevides
	Name:	David Benevides
	Title:	Manager

[Amendment No. 1]

Manulife Global Tactical Credit Fund

as a Lender

By:	/s/ David Benevides
	Name:	David Benevides
	Title:	Manager

[Amendment No. 1]

Manulife Investments Trust - Floating Rate Income Fund

as a Lender

By:	/s/ David Benevides
	Name:	David Benevides
	Title:	Manager

[Amendment No. 1]

Manulife Investments Trust - Strategic Income Fund

as a Lender

By:	/s/ David Benevides
	Name:	David Benevides
	Title:	Manager

[Amendment No. 1]

Manulife Strategic Balanced Yield Fund

as a Lender

By:	/s/ David Benevides
	Name:	David Benevides
	Title:	Manager

[Amendment No. 1]

Manulife Strategic Income Fund

as a Lender

By:	/s/ David Benevides
	Name:	David Benevides
	Title:	Manager

[Amendment No. 1]

Manulife U.S. Dollar Floating Rate Income Fund

as a Lender

By:	/s/ David Benevides
	Name:	David Benevides
	Title:	Manager

[Amendment No. 1]

Manulife U.S. Tactical Credit Fund

as a Lender

By:	/s/ David Benevides
	Name:	David Benevides
	Title:	Manager

[Amendment No. 1]

Public Employees Retirement Association of New Mexico

as a Lender

By:	/s/ David Benevides
	Name:	David Benevides
	Title:	Manager

[Amendment No. 1]

Symmetry Global Bond Fund

as a Lender

By:	/s/ David Benevides
	Name:	David Benevides
	Title:	Manager

[Amendment No. 1]

Teachers’ Retirement System of the State of Illinois

as a Lender

By:	/s/ David Benevides
	Name:	David Benevides
	Title:	Manager

[Amendment No. 1]

BLACKSTONE TREASURY SOLUTIONS MASTER FUND L.P.

as a Lender

By: GSO Capital Advisors LLC, its Investment Manager

By:	/s/ D. Sean Cort
	Name:	D. Sean Cort
	Title:	Managing Director

[Amendment No. 1]

BLACKSTONE/GSO STRATEGIC CREDIT FUND

as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ D. Sean Cort
	Name:	D. Sean Cort
	Title:	Managing Director

[Amendment No. 1]

Blackstone / GSO Secured Trust Ltd.

as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Investment Manager

By:	/s/ D. Sean Cort
	Name:	D. Sean Cort
	Title:	Managing Director

[Amendment No. 1]

Blackstone / GSO Senior Floating Rate Term Fund

as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ D. Sean Cort
	Name:	D. Sean Cort
	Title:	Managing Director

[Amendment No. 1]

Blackstone / GSO Senior Loan Portfolio

as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Sub-Adviser

By:	/s/ D. Sean Cort
	Name:	D. Sean Cort
	Title:	Managing Director

[Amendment No. 1]

FS Global Credit Opportunities Fund

as a Lender

By: GSO Capital Partners LP as Sub-Adviser

By:	/s/ D. Sean Cort
	Name:	D. Sean Cort
	Title:	Managing Director

[Amendment No. 1]

Musashi Secured Credit Fund Ltd.

as a Lender

By: GSO Capital Advisors LLC, as Manager

By:	/s/ D. Sean Cort
	Name:	D. Sean Cort
	Title:	Managing Director

[Amendment No. 1]

PPG Industries, Inc. Pension Plan Trust

as a Lender

By: GSO Capital Advisors LLC, As its Investment Advisor

By:	/s/ D. Sean Cort
	Name:	D. Sean Cort
	Title:	Managing Director

[Amendment No. 1]

Sun Life Assurance Company of Canada (US)

as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Sub-Advisor

By:	/s/ D. Sean Cort
	Name:	D. Sean Cort
	Title:	Managing Director

[Amendment No. 1]

Carlyle Global Market Strategies CLO 2012-1, Ltd.

as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Amendment No. 1]

Carlyle Global Market Strategies CLO 2012-2, Ltd.

as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Amendment No. 1]

Carlyle Global Market Strategies CLO 2012-4, Ltd.

as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Amendment No. 1]

Carlyle Global Market Strategies CLO 2013-1, Ltd.

as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Amendment No. 1]

Carlyle Global Market Strategies CLO 2013-4, Ltd.

as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Amendment No. 1]

Carlyle Global Market Strategies CLO 2014-1, Ltd.

as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Amendment No. 1]

Carlyle Global Market Strategies CLO 2014-2, Ltd.

as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Amendment No. 1]

Carlyle Global Market Strategies CLO 2014-3, Ltd.

as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Amendment No. 1]

ACE American Insurance Company

as a Lender

By: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

[Amendment No. 1]

T. Rowe Price Floating Rate Fund, Inc.

as a Lender

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

[Amendment No. 1]

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

as a Lender

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

[Amendment No. 1]

T. Rowe Price Institutional Floating Rate Fund

as a Lender

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

[Amendment No. 1]

AGF Floating Rate Income Fund

as a Lender

By: Eaton Vance Management as Portfolio Manager

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

[Amendment No. 1]

Columbia Funds Variable Series Trust II - Variable Portfolio - Eaton Vance Floating-Rate Income Fund

as a Lender

By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

[Amendment No. 1]

Eaton Vance CDO X PLC

as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

[Amendment No. 1]

Eaton Vance Floating-Rate Income Plus Fund

as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

[Amendment No. 1]

Eaton Vance Floating-Rate Income Trust

as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

[Amendment No. 1]

Eaton Vance Institutional Senior Loan Fund

as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

[Amendment No. 1]

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio

as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

[Amendment No. 1]

Eaton Vance Limited Duration Income Fund

as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

[Amendment No. 1]

Eaton Vance Senior Floating-Rate Trust

as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

[Amendment No. 1]

Eaton Vance Senior Income Trust

as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

[Amendment No. 1]

Eaton Vance Short Duration Diversified Income Fund

as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

[Amendment No. 1]

Eaton Vance VT Floating-Rate Income Fund

as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

[Amendment No. 1]

Grayson & Co

as a Lender

By: Boston Management and Research as Investment Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

[Amendment No. 1]

KP Fixed Income Fund

as a Lender

By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

[Amendment No. 1]

MET Investors Series Trust -Met/Eaton Vance Floating Rate Portfolio

as a Lender

By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

[Amendment No. 1]

Pacific Life Funds-PL Floating Rate Loan Fund

as a Lender

By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

[Amendment No. 1]

Pacific Select Fund Floating Rate Loan Portfolio

as a Lender

By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

[Amendment No. 1]

Senior Debt Portfolio

as a Lender

By: Boston Management and Research as Investment Advisor

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

[Amendment No. 1]

Dunham Floating Rate Bond Fund

as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

[Amendment No. 1]

Virtus Senior Floating Rate Fund

as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

[Amendment No. 1]

Beach Point Loan Master Fund, L.P.

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith
	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

[Amendment No. 1]

Beach Point SCF Loan LP

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith
	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

[Amendment No. 1]

BlueBay Global High Income Loan Investments (Luxembourg) S.A., as a Lender

BlueBay Asset Management LLP acting as agent for: BlueBay Global High Income Loan Investments (Luxembourg) S.A.

By:	/s/ Maria Sarli		/s/ CLAIRE HARDWICK

	Name:	Maria Sarli	CLAIRE HARDWICK
	Title:	Authorised Signatory	AUTHORISED SIGNATORY

[Amendment No. 1]

Catalyst/Princeton Floating Rate Income Fund By: Princeton Advisory Group, Inc. the Sub-Advisor, as a Lender

By:	/s/ Ashish Sood
	Name:	Ashish Sood
	Title:	Senior Analyst

[Amendment No. 1]

Commonwealth of Pennsylvania Treasury Department By: Princeton Advisory Group, Inc. the Asset Manager, as a Lender

By:	/s/ Ashish Sood
	Name:	Ashish Sood
	Title:	Senior Analyst

[Amendment No. 1]

UBS AG, STAMFORD BRANCH as a Lender

By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Director

By:	/s/ Jennifer Anderson
	Name:	Jennifer Anderson
	Title:	Associate Director

[Amendment No. 1]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[Amendment No. 1]

Manulife Global Strategic Balanced Yield Fund

as a Lender

By:	/s/ David Benevides
	Name:	David Benevides
	Title:	Manager

[Amendment No. 1]

Venture XVII CLO Limited

as a Lender

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Portfolio Manager

[Amendment No. 1]

Blackstone / GSO Global Dynamic Credit Funding Ltd

as a Lender

By: Blackstone / GSO Global Dynamic Credit Master Fund, its Sole Shareholder
By: Blackstone / GSO Debt Funds Management Europe Limited, its Manager

By:	/s/ D. Sean Cort
	Name:	D. Sean Cort
	Title:	Managing Director

[Amendment No. 1]

John Hancock Global Short Duration Credit Fund

as a Lender

By:	/s/ David Benevides
	Name:	David Benevides
	Title:	Manager

[Amendment No. 1]

NORTHWOODS CAPITAL XI, LIMITED

as a Lender

By: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

[Amendment No. 1]

Federated Bank Loan Core Fund

as a Lender

By:	/s/ Tony Delserone
	Name:	Tony Delserone
	Title:	Vice President and Senior Portfolio Manager

[Amendment No. 1]

VENTURE XII CLO, Limited

as a Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Portfolio Manager

[Amendment No. 1]

Stichting Pensioenfonds Hoogovens, as a Lender

By: DDJ Capital Management, LLC, on behalf of Stichting Pensioenfonds Hoogovens, in its capacity as Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

Stichting Bewaarder Syntrus Achmea Global High Yield Pool, as a Lender

By: Syntrus Achmea Asset Management, as asset manager

By: DDJ Capital Management, LLC, as subadvisor

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

Stichting Pensioenfonds voor Fysiotherapeuten, as a Lender

By: DDJ Capital Management, LLC, in its capacity as investment manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

Signature Pages to Amendment No. 1 to Credit Agreement

Caterpillar Inc. Master Retirement Trust, as a Lender

By: DDJ Capital Management, LLC, on behalf of Caterpillar Inc. Master Retirement Trust, in its capacity as investment manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

J.C. Penney Corporation, Inc. Pension Plan Trust, as a Lender

By: DDJ Capital Management, LLC, on behalf of J.C. Penney Corporation, Inc. Pension Plan Trust, in its capacity as investment manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

Houston Municipal Employees Pension System, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

Signature Pages to Amendment No. 1 to Credit Agreement

DDJ Capital Management Group Trust – High Yield Investment Fund, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Investment Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

Russell Investment Company - Russell Global Opportunistic Credit Fund, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Money Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

National Railroad Retirement Investment Trust, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Investment Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

Signature Pages to Amendment No. 1 to Credit Agreement

Sears Holdings Pension Trust, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Investment Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

Principal Funds, Inc. – Global Diversified Income Fund, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Sub-Advisor

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

Russell Global High Income Bond Pool, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Money Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

Signature Pages to Amendment No. 1 to Credit Agreement

Russell Institutional Funds, LLC – Russell High Yield Bond Fund, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Money Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

Sears Canada Inc. Registered Retirement Plan, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Investment Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

District of Columbia Retirement Board, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Investment Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

Signature Pages to Amendment No. 1 to Credit Agreement

DDJ Arvo High Yield Fund, L.P., as a Lender

By: DDJ/GP Arvo High Yield, LLC, its General Partner

By: DDJ Capital Management LLC, Manager

By:	/s/ David J. Breazzano
Name:	David J. Breazzano
Title:	President

Signature Pages to Amendment No. 1 to Credit Agreement

Multi-Credit Capital Holdings 1 Limited, as a Lender

By: Northern Trust (Guernsey) Limited solely in its capacity as Custodian*

By:	/s/ Jane Le Tissier	/s/ Anne Le Lievre
Name:	Jane Le Tissier	Anne Le Lievre
Title:	Authorised Signatory	Authorised Signatory

*  Northern Trust (Guernsey) Limited (“NTGL”) is signing this document solely in its capacity as custodian of Multi-Credit Capital Holdings 1 Limited, and not in any personal capacity. NTGL makes no representations, warranties or undertakings of any kind in any personal capacity to the counterparty pursuant to this agreement, and the counterparty shall have no right of recourse to NTGL in any way whatsoever.

Signature Pages to Amendment No. 1 to Credit Agreement

UAW Retiree Medical Benefits Trust

By: State Street Bank and Trust company, solely in its capacity as Trustee for UAW Retiree Medical Benefits Trust, as directed by DDJ Capital Management, LLC, and not in its individual capacity

By:	/s/ Timothy B. Stone
Name:	Timothy B. Stone
Title:	Vice President State Street Bank & Trust Co.

Signature Pages to Amendment No. 1 to Credit Agreement